SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                SFS Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        [SFS BANCORP, INC. LETTERHEAD]







                                                                  March 17, 1997






Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of SFS Bancorp, Inc. (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 10:00 a.m. Schenectady, New York time, on April 16, 1997 at the main office of the Company, located at 251-263 State Street, Schenectady, New York 12305.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon proposals to elect two directors and ratify the appointment of the Company's independent auditors. The Board of Directors has carefully considered both of these proposals and unanimously recommends that you vote "For" both proposals.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

         Thank you for your attention to this important matter.

                                                Very truly yours,



                                                Joseph H. Giaquinto
                                                Chairman of the Board, President
                                                and Chief Executive Officer

                                SFS Bancorp, Inc.

                              251-263 State Street
                           Schenectady, New York 12305
                                 (518) 395-2300


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 16, 1997


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of SFS Bancorp, Inc. (the "Company") will be held at 10:00 a.m. Schenectady, New York time, on April 16, 1997 at the main office of the Company, located at 251-263 State Street, Schenectady, New York.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of KPMG Peat Marwick LLP, as the auditors of the Company for the fiscal year ending December 31, 1997;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on February 28, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                              By Order of the Board of Directors




                                              Joseph H. Giaquinto
                                              Chairman of the Board, President
                                              and Chief Executive Officer

Schenectady, New York
March 17, 1997


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT


                                SFS Bancorp, Inc.
                              251-263 State Street
                           Schenectady, New York 12305
                                 (518) 395-2300

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 16, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of SFS Bancorp, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company, located at 251-263 State Street, Schenectady, New York, on April 16, 1997 at 10:00 a.m., Schenectady, New York time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about March 17, 1997.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the appointment of KPMG Peat Marwick LLP as auditors for the Company.

Vote Required and Proxy Information

         All shares of the Company's common stock, par value $.01 (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         The directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The ratification of the appointment of KPMG Peat Marwick LLP as auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal and broker non-votes have the same effect as votes against the proposal. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         Stockholders who execute proxies may revoke them at any time before they are voted at the Meeting. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Richard D. Ammian, Secretary, SFS Bancorp, Inc., 251-263 State Street, Schenectady, New York 12305.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on February 28, 1997 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,207,997 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock, (ii) each member of the Company's Board of Directors, including the Company's Chief Executive Officer and (iii) all directors and executive officers of the Company and Schenectady Federal Savings Bank (the "Bank") as a group.

                                                                       Shares
                                                                    Beneficially        Percent
                Beneficial Owners                                      Owned            of Class
                -----------------                                      -----            --------
Principal Owners

Wellington Management Company(1)                                      154,400             12.8%
75 State Street
Boston, Massachusetts 02109

First Financial Fund, Inc. ("FFF")(2)                                 125,600             10.4
One Seaport Plaza-25th Floor
New York, New York  10022

Kennedy Capital Management, Inc.(3)                                    93,200              7.7
425 N. New Ballas Road, Suite 181
St. Louis, Missouri  63141

John Hancock Advisers, Inc.(4)                                         94,000              7.8
101 Huntington Avenue
Boston, Massachusetts 02199

SFS Bancorp, Inc. Stock Ownership Plan(5)                             119,600              9.9
251-263 State Street
Schenectady, New York  12305

First Manhattan Company/First Save Associates, L.P./                  107,558              8.9
Second First Save Associates, L.P.(6)
437 Madison Avenue
New York, New York  10022

Directors and Executive Officers

Joseph H. Giaquinto(7)                                                 34,129              2.8
251-263 State Street
Schenectady, New York  12305

John F. Assini, M.D.(8)                                                14,485              1.2
251-263 State Street
Schenectady, New York  12305

Gerald I. Klein(9)                                                     14,485              1.2
251-263 State Street
Schenectady, New York  12305

Robert A. Schlansker(10)                                               15,173              1.3
251-263 State Street
Schenectady, New York  12305

Richard D. Ammian(11)                                                  9,573               0.8
251-263 State Street
Schenectady, New York  12305

Directors and executive officers of the Company and the Bank as a    109,699               8.9%
group (9 persons)(12)

(1)      The above  information  regarding  beneficial  ownership by  Wellington
         Management Company is as reported by them in an amended statement dated
         January 24, 1997 on Schedule 13-G under the Securities  Exchange Act of
         1934.   Wellington   Management   Company   reported  sole  voting  and
         dispositive power over 0 shares, shared voting power over 28,800 shares and dispositive power over 154,400 shares.

(2) The above information regarding beneficial ownership by FFF is as reported by them in a statement dated February 14, 1997 on Schedule
         13-G under the Securities Exchange Act of 1934. FFF reported sole voting power over 125,600 shares and shared dispositive power over 125,600 shares.

(3)      The above information regarding beneficial ownership by Kennedy Capital
         Management,  Inc., is as reported by them in a statement dated February
         10, 1997 on Schedule  13-G under the  Securities  and  Exchange  Act of
         1934. Kennedy Capital Management, Inc., reported shared voting and shared dispositive power over all 93,200 shares.

(4)      The above information  regarding  beneficial  ownership by John Hancock
         Advisers, Inc., is as reported by them in a statement dated January 30, 1997 on Schedule 13-G under the Securities and Exchange Act of 1934.
         John Hancock Advisers, Inc., reported sole voting power over all 94,000 shares and shared dispositive power over all 94,000 shares.

(5)      The amount  reported  represents  shares  held by SFS  Bancorp,  Inc.'s
         Employee Stock Ownership Plan ("ESOP"), 11,960 of which have been allocated to accounts of participants as of the voting record date
         (February  28,  1997).  First  Bankers  Trust  Company,  N.A.,  Quincy,
         Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants.

(6)      The above information regarding beneficial ownership by First Manhattan
         Co.,  general partner of First Save  Associates,  L.P. and Second First
         Save  Associates,  L.P. is as  reported  by them in a  statement  dated
         October 21, 1997 on Schedule 13-D under the Securities  Exchange Act of
         1934. First Save Associates, L.P. reported sole and dispositive voting power of 54,489 shares. Second First Save Associates, L.P. reported sole and dispositive voting power of 53,069 shares.

(7) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 1,454 shares of Common Stock allocated to Mr. Giaquinto's account under the ESOP and 14,950 shares of Common
         Stock awarded to Mr. Giaquinto under the RRP (2,990 of which had vested as of February 28, 1997). The amount above includes options to purchase
         7,475 shares of Common Stock granted to Mr.  Giaquinto  under the Stock
         Option Plan which are exercisable within 60 days of the voting record date and excludes options to purchase 29,900 shares of Common Stock granted to Mr. Giaquinto which are not currently exercisable and will not be exercisable within 60 days of the Voting Record Date.

(8) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 2,990 shares of Common Stock awarded to Dr. Assini under the RRP (598 shares of which had vested as of February
         28, 1997). The amount above includes options to purchase 1,495 shares of Common Stock which are exercisable within 60 days of the record date and excludes options to purchase 5,980 shares of Common Stock granted to Dr. Assini under the Stock Option Plan but which are not currently exercisable and will not be exercisable within 60 days of the Voting
         Record Date.

(9) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 2,990 shares of Common Stock awarded to Mr. Klein under the RRP (598 shares of which had vested as of February
         28, 1997). The amount above includes options to purchase 1,495 shares of Common Stock which are exercisable within 60 days of the record date and excludes options to purchase 5,980 shares of Common Stock granted to Mr. Klein under the Stock Option Plan but which are not currently exercisable and will not be exercisable within 60 days of the Voting
         Record Date.

(10) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 688 shares of Common Stock allocated to Mr. Schlansker's account under the ESOP and 2,990 shares of Common
         Stock awarded to Mr. Schlansker under the RRP (598 shares of which had vested as of February 28, 1997). The amount above includes options to purchase 1,495 shares of Common Stock which are exercisable within 60 days of the record date and excludes options to purchase 5,980 shares of Common Stock granted to Mr. Schlansker under the Stock Option Plan but which are not currently exercisable and will not be exercisable within 60 days of the Voting Record Date.

(11) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 835 shares of Common Stock allocated to Mr. Ammian's account under the ESOP and 7,475 shares of Common Stock awarded to Mr. Ammian under the RRP (1,495 of which had vested as of February 28, 1997). The amount above includes options to purchase 3,738 shares of Common Stock granted to Mr. Ammian under the Stock Option
         Plan which are exercisable within 60 days of the voting record date and excludes options to purchase 14,949 shares of Common Stock granted to Mr. Ammian which are not currently exercisable and will not be exercisable within 60 days of the Voting Record Date.

(12) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. The amount also includes 4,961 shares of Common Stock allocated to the accounts of executive officers and Mr.
         Schlansker under the ESOP and 37,375 shares of Common Stock awarded under the RRP to executive officers and directors. The amount above includes currently exercisable options to purchase 18,688 shares and excludes options to purchase 74,749 shares of Common Stock granted to executive officers and directors under the Stock Option Plan but which are not currently exercisable and will not be exercisable within 60 days of the Voting Record Date.

                       PROPOSAL I - ELECTION OF A DIRECTOR

         The Board of Directors of the Company currently consists of five members, each of whom is also a director of the Bank. Each Director of the Company has served as such since the Company's incorporation in 1995 with the exception of Richard D. Ammian who was appointed to the Board in 1996 following the death of George Finster. The Company wishes to acknowledge Mr. Finster's dedicated and loyal service to the Bank and Company for over 28 years. Directors of the Company are generally elected to serve for a three-year staggered terms or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

         The following table sets forth certain information regarding the directors of the Company, including their terms of office and the nominee for election as director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominee identified in the following table. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                          Director        Term
    Name                           Position(s) Held With the Bank               Age(1)    Since(2)       Expires
    ----                           ------------------------------               ------    --------       -------
                                           NOMINEE

Joseph H. Giaquinto           Chairman of the Board, President and Chief          57        1979          2000
                              Executive Officer

Gerald I. Klein               Director                                            63        1988          2000

                                  DIRECTORS CONTINUING IN OFFICE



John F. Assini, M.D.          Vice Chairman of the Board                          49        1985          1998

Robert A. Schlansker          Director and General Counsel                        43        1988          1998

Richard D. Ammian             Senior Vice President, Secretary and Director       49        1996          1999
------------------------

(1)   At December 31, 1996.

(2)   Includes service as director of the Bank.

         The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         Joseph H. Giaquinto. Mr. Giaquinto is Chairman of the Board, President and Chief Executive Officer of the Bank and the Holding Company. Mr. Giaquinto began his career with Schenectady Federal in 1961 and has served in a variety of positions including his current positions since 1984.

         John F. Assini, M.D. Dr. Assini is a rheumatologist and is on the medical staff of Sunnyview, Ellis and St. Clare's Hospitals. He has practiced medicine in the Schenectady area since 1979.

         Gerald I. Klein. Mr. Klein is the President of GIK Construction Corporation. In that capacity, he acts as a land developer and building contractor. He is also a licensed real estate broker and is engaged in property management.

         Robert A. Schlansker. Mr. Schlansker is currently employed with the Bank as General Counsel, a position he has held since 1988. Prior to his employment with the Bank, he was town attorney for the Town of Niskayuna.

         Richard D. Ammian. Mr. Ammian is currently serving as Senior Vice President of Administration and Marketing and Corporate Secretary of the Company and the Bank. In that capacity, Mr. Ammian is responsible for human resources, employee benefits, marketing and property management functions of the Bank.

Meetings and Committees of the Board of Directors

         Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 1996. During fiscal 1996, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has standing Audit, Compensation and Executive Committees. The full Board acts as a nominating committee on behalf of the Company.

         The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The Committee also approves the accounting firm selected by management to perform the Company's annual audit and acts as the liaison between the auditors and the Board. The members of the Audit Committee are Directors Assini and Klein. This Committee met three times during fiscal 1996.

         The Compensation Committee is currently composed of Directors Assini and Klein. This Committee is responsible for administering the Company's Stock Option Plan and Recognition and Retention Plan. This Committee did not meet during fiscal 1996.

         The Executive Committee meets to act on matters which require attention between meetings of the Board of Directors. The Executive Committee is comprised of the full Board of Directors. This committee met 10 times in 1996.

         Board and Committee Meetings of the Bank. The Bank's Board of Directors meets at least monthly. Additional special meetings may be called by the Secretary upon written request of the Chairman or three members of the Board of Directors. The Board of Directors met 12 times during the year ended December 31, 1996. During 1996, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Bank has standing Executive, Salary and Audit Committees. The entire Board acts as a nominating committee for the Bank to review director's terms and nominate candidates for membership on the Board.

         The Executive Committee meets on a monthly basis to act on matters which require attention between meetings of the Board of Directors. The Executive Committee is comprised of the full Board of Directors. This committee met 12 times in 1996.

         The Salary Committee meets annually to review salaries and the performance of the senior officers of the Bank, and recommends compensation adjustments and promotions. This committee is comprised of Directors Assini and Klein. The Salary Committee met two times during 1996.

         The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This Committee also approves the accounting firm selected by management to perform the Bank's annual audit and acts as the liaison between the auditors and the Board. Directors Assini and Klein currently comprise the committee. This committee did not meet in 1996.

Director Compensation

         The Board of Directors of the Company are not paid for their service in such capacity. Directors of the Bank are paid a fee of $500 for each board meeting attended, $500 for each Executive Committee meeting attended, $375 for each Salary Committee meeting attended and an $825 annual Audit Committee fee. In addition, Director Assini is paid $250 per month as Vice Chairman of the Board and Director Klein is paid $250 per month as Committees' Chairman.

Executive Compensation

         The Company's officers do not receive any compensation for services performed in their capacity as such. The following table sets forth the compensation paid by the Bank during fiscal 1996 for services rendered by the President of the Bank. No other officer earned salary and bonus exceeding $100,000 in fiscal 1996.

                           SUMMARY COMPENSATION TABLE



                                                   Annual Compensation                 Long Term Compensation

                                                                                               Awards
                                             ---------------------------------------------------------------------------
                                                                                 Restricted
                                                                                    Stock      Options/       All Other
                                             Fiscal    Salary        Bonus          Award(s)      SARs      Compensation
       Name and Principal Position            Year       ($)          ($)             ($)         (#)          ($)(3)
       ---------------------------            ----       ---          ---             ---         ---          ------

Joseph H. Giaquinto, Chairman of the          1996    $179,267      $15,056       $   ---          ---         $4,052
Board, President and Chief Executive          1995     168,379(1)    13,305        188,745(2)    37,375         3,430
Officer                                       1994     158,463       12,551           ---          ---          3,407

-------------------
(1)  Directors  fees paid to Mr.  Giaquinto  were  $11,975 and  $11,850,  during fiscal 1996 and 1995, respectively.

(2) As of January 16, 1996, the value of the 14,950 shares of Common Stock awarded to Mr. Giaquinto under the Company's Recognition and Retention
     Plan, based upon the average of the closing bid and asked price of $12.625 per share of the Common Stock as reported on The Nasdaq Stock Market on such date. Dividends paid on restricted Common Stock are deferred and held by the Company for the account of Mr. Giaquinto until such restrictions lapse.

(3) Amount includes the Bank's matching contribution paid to Mr. Giaquinto's account under the Bank's 401(k) Plan.

         The following table provides information as to the value of the options held by the Company's Chief Executive Officer on December 31, 1996, none of which have been exercised. No stock appreciation rights were granted as of such date.

                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                   OPTION VALUES

                                                                                                Value of
                                                                 Number of                    Unexercised
                                                                Unexercised                   In-the-Money
                                                                 Options at                    Options at
                                                               FY-End (#)(1)                 FY-End ($)(2)
                                                         --------------------------  ----------------------------
                               Shares
                            Acquired on       Value
                              Exercise      Realized     Exercisable  Unexercisable  Exercisable    Unexercisable
           Name                 (#)            ($)           (#)           (#)           ($)             ($)
           ----                 ---            ---           ---           ---           ---             ---
Joseph H. Giaquinto             ---            ---          7,475         29,900      $15,884         $63,538
-------------------

(1)  Represents  an option to purchase  Common  Stock  awarded to the  Company's
     Chief   Executive   Officer.   The  option   vests  in  five  equal  annual
     installments.  The first  installment  vested on January 16, 1997, with the remaining  installments to vest equally on January 16, 1998, 1999, 2000 and
     2001.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the closing bid and the asked price of $14.75 per share of the Common Stock as reported on The Nasdaq National Market System on December 31, 1996.

Employment Agreements

         The Bank has entered into an employment agreement with Mr. Ammian. The employment agreement provides for an annual base salary in an amount not less than the employee's current salary and provides for an initial term of two years. The agreement provides for extensions subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of the Bank. The agreement provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreement is also terminable by the employee upon 90 days notice to the Bank.

         The employment agreement provides for payment to the employee (in lieu of salary) of an amount equal to 200% of the employee's base compensation, in the event there is a "change in control" of the Bank where employment terminates in connection with such change in control or within twelve months thereafter. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Company's common stock. Based on his current salary, if the employment of Mr. Ammian had been terminated as of December 31, 1996 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $165,400.

         The contract also provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The agreement further provides that, for a period that is the lesser of one year after termination of employment for any reason or as long as such employee continues to be compensated by the Bank, the employee will not manage, operate, or control any financial institution having an office within ten miles of any office of the Bank.

         The Company has entered into a similar contract with Mr. Giaquinto except that it has a term of three years and does not require an annual change in control payment (other than the payment of his salary and benefits for the remainder of the contract term) if he were terminated in connection with a change in control and does not contain a non-competition clause.

Change in Control Severance Agreements

         The Bank has entered into change-in-control severance agreements with Messrs. Krywinski and Pezzula providing for terms of 12 months. Under their terms, the agreements will be extended by the Board of Directors on the anniversary date for an additional 12 months provided that there has been a satisfactory performance review of the subject employee within the prior 12 months. The agreements provide that if, at any time following a change in control of the Bank, the Bank terminates the covered employees' employment for any reason other than cause, or if any of the covered employees terminates his or her employment following a material reduction in compensation, increase in workload, reduction in secretarial support or relocation of his principal place of employment, he would be entitled to receive a payment equal to 100% of their annual compensation. The Bank would also continue life, health, and disability coverage for the remaining unexpired term of his or her agreement. Assuming a change-in-control were to take place as of December 31, 1996 and the named employees were terminated in connection therewith, the aggregate amount payable to Messrs. Krywinski and Pezzula under these agreements would have been approximately $55,000 and $50,400, respectively.

Executive Supplemental Retirement Plan

         Since 1984, the Bank has maintained an executive supplemental retirement plan (the "SERP") for the benefit of its President, Chief Executive Officer and Chairman of the Board Joseph H. Giaquinto. The SERP provides President Giaquinto with retirement benefits upon retirement from the Bank. In general, Mr. Giaquinto is provided with a maximum annual retirement benefit payable for life equal to the difference between (i) 2% times the number of years of service (up to a maximum of 35 years) multiplied by the average of the three highest consecutive annual salaries paid during the ten years preceding termination of employment and (ii) the annual amount payable under the Bank's Pension Plan. The SERP also provides a salary continuation benefit to Mr. Giaquinto in the event of termination of employment prior to attaining 65 years of age equal to three times his highest annualized base salary paid during the preceding 36-month period as well as a death benefit to his survivor in the event he dies while in the Bank's employ.

         The SERP benefits may be terminated at any time if Mr. Giaquinto is employed with a company that is actively engaged in competition with the Bank.

Certain Transactions

         The Bank follows a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under current policy, all loans to directors and executive officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and not to involve more than the normal risk of collectibility at the time of origination. At December 31, 1996, the Bank's loans to directors, officers, employees and members of their immediate families totaled approximately $240,000, or 1.11% of stockholders' equity. All of these loans were current at December 31, 1996.


              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, independent accountants, to be the Company's auditors for the fiscal year ending December 31, 1997. Representatives of KPMG Peat Marwick LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the company's main office located at 251-263 State Street, Schenectady, New York, 12305, no later than November 15, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.



Schenectady, New York
March 17, 1997

                                 REVOCABLE PROXY
                                SFS BANCORP, INC.


        [ X ]  PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 16, 1997

  The undersigned hereby appoints the Board of Directors of SFSBancorp, Inc. (the "Company"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock, with $.01 par value, of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the main office of the Company located at 251-263 State Street, Schenectady, New York at the date and time specified in the Proxy Statement, and at any and all adjournments or postponements thereof, as follows:

I. The election as directors of all nominees listed below (except as marked to the contrary):

               JOSEPH H. GIAQUINTO          GERALD I. KLEIN

            [   ] FOR      [   ] WITHHOLD      [   ] FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
--------------------------------------------------------------------------------

II. Ratification of the appointment of KPMG Peat Marwick LLP as the auditors of the Company for the fiscal year ending December 31, 1997.

            [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

  In their discretion, upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCHMEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


 Please be sure to sign and date this Proxy in the box below.

  _________________________
  Date

  __________________________________
  Stockholder sign above

  __________________________________
  Co-holder (if any) sign above

  Detach above card, sign, date and mail in postage paid envelope provided.


                                SFS BANCORP, INC.

  Should the above signed be present and elect to vote at the Meeting or at any adjournment or postponement thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

  The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Annual Meeting, and a Proxy Statement.

  Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY